Exhibit 10.4

Seller Definition Addendum to the Agreement for the Purchase Business Loan and Security Agreement dated: December 26th 2024

Lender and Borrower hereby agree that “Borrower” is defined as follows:

Name: Nature’s Miracle Holding INC

Address: 3281 E. Guasti Road, Suite 175, Ontario, California 91761

EIN #:

Name: NATURE'S MIRACLE, INC

Address:

EIN #: 88-1716009

Name: NATURE'S MIRACLE(California), INC

Address:

EIN #: 88-1716009

Name: HYDRO MAN, INC

Address:

EIN #: 37-1973843

Name: HYDROMAN, INC

Address:

EIN #:

Name: HYDROMAN Electric Corp

Address:

EIN #:

Name: VISIONTECH GROUP INC

Address:

EIN #: 82-0864230

Name: NM Rebate, INC.

Address:

EIN #:

Name: NM Data INC.

Address:

EIN #:

Agreed to by:	/s/ Tie (James) Li	(Signature), their	CEO	(Title)

Print Owner’s Name: Tie (James) Li

Lender:	Stephen P Cherner

Agreed to by:	/s/ Stephen P Cherner	(Signature), its	Ceo	(Title)